EXHIBIT 10.4

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of February 13, 2025, by and among LightPath Technologies, Inc., a Delaware corporation (the “Company”), and Lytton-Kambara Foundation (the “Buyer”).

WHEREAS:

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”);

B. The Buyer wishes to purchase from the Company, and the Company wishes to sell to the Buyer, upon the terms and conditions stated in this Agreement, (i) 455,192 shares of the Company’s Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”), at a purchase price of $2.15 per share, and warrants, substantially in the form attached hereto as Exhibit A (the “Warrants”) to purchase an aggregate of 170,697 shares of Class A Common Stock with an exercise price of $2.58 per share (the “Warrant Shares”) at a purchase price of $.046875 per .375 of a warrant (“Tranche A”), and (ii) 232,558 shares of Class A Common Stock at a purchase price of $2.15 per share (“Tranche B”) (the shares of Class A Common to be purchased hereunder are referred to as the “Common Shares” and, together with the Warrants and Warrant Shares, the “Securities”); and

C. Simultaneously herewith, the Company is pursuing (i) an offering (the “Preferred Offering”) of a to-be-created Series G preferred stock (the “Series G Preferred”) that is convertible into Class A Common Stock (the “Preferred Offering Conversion Shares”) and warrants (the “Preferred Offering Warrants”) that are exercisable for Class A Common Stock (the “Preferred Offering Warrant Shares”), an offering (the “Debt Offering”) of senior secured promissory notes (the “Notes”) that under certain circumstances are convertible into Series G Preferred which are in turn convertible into Class A Common Stock (such Series G Preferred and Class A Common Stock, the “Note Conversion Shares”), and an acquisition of all of the outstanding membership interests of G5 Infrared, LLC (“G5” and the acquisition thereof, the “G5 Acquisition”), a portion of the purchase price for which is payable by the Company in Class A Common Stock (the “G5 Shares”), all of which are intended to be consummated at or around the time of the closing of the transactions contemplated hereby.

NOW THEREFORE, the Company and the Buyer hereby agree as follows:

1. PURCHASE AND SALE OF THE SECURITIES.

a. Purchase of Securities. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, on the Closing Date (as defined in Section 1.b), the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company, the Common Shares and the Warrants (the “Closing”). The purchase price (the “Purchase Price”) of the Common Shares and the Warrants at the Closing shall be equal to $1,499,999.63 allocated as follows: $999,999.93 for Tranche A and $499,999.70 for Tranche B.

b. The Closing Date. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., Boston time, on the fifth Business Day following the date of this Agreement, subject to the satisfaction (or waiver) of all of the conditions to the Closing set forth in Sections 6 and 7 (or such later or earlier date as is mutually agreed to in writing by the Company and the Buyer). The Closing shall occur on the Closing Date at the offices of Blank Rome LLP, 125 High Street, Boston, MA 02110, or at such other place as the Company and the Buyer may collectively designate in writing. For purposes of this Agreement, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of Boston are authorized or required by law to remain closed.

1

c. Form of Payment. At least one Business Day prior to the Closing Date, the Buyer shall fund a portion of the Purchase Price equivalent to $499,999.70 to a designated escrow account by wire transfer of immediately available funds in accordance with written wire instructions provided to the Buyer, which Purchase Price shall be attributable to Tranche B and paid to the Company on the Closing Date by wire transfer of immediately available funds pursuant to the Company’s wire instructions. The balance of the Purchase Price equivalent to $999,999.93 shall be paid by exchange on the Closing Date of an equal amount of principal and accrued and unpaid interest outstanding under that certain existing indebtedness of the Company held by the Buyer as evidenced by that certain Bridge Note in the original principal amount of $3,000,000 dated August 6, 2024, by the Company in favor of the Buyer (the “Existing Note”). Upon such exchange, and a like exchange for the remaining balance of the Existing Note in connection with the Preferred Offering and the Debt Offering, all of the Company’s obligations under the Note shall be deemed satisfied in full, waived or terminated and the Existing Note will be deemed cancelled and of no force or effect.

d. Issuance of Stock Certificates; Return of Original Note. Within two Business Days after the Closing Date, (i) the Company shall deliver to the Buyer, a book entry statement or stock certificate (or book entry statements or stock certificates representing such numbers of Common Shares as the Buyer shall request) (the “Common Stock Certificates”) representing (in the aggregate) the number of Common Shares that the Buyer is purchasing on the Closing Date, along with, at the Closing, warrants representing the Warrants that the Buyer is purchasing on the Closing Date, in each case duly executed on behalf of the Company and registered in the name of the Buyer on the books and records of the Company, and (ii) the Buyer shall deliver the original Existing Note marked “cancelled” to the Company.

2. BUYER’S REPRESENTATIONS AND WARRANTIES.

The Buyer represents and warrants as of the date of this Agreement and the Closing Date that:

a. Investment Purpose. The Buyer (i) is acquiring the Common Shares and the Warrants purchased by the Buyer hereunder, and (ii) upon any exercise of such Warrants, will acquire the Warrant Shares then-issuable upon exercise thereof for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under, or exempted from, the registration requirements of the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to assign, transfer or otherwise dispose of any of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b. Accredited Investor Status. The Buyer, and each of its equity owners, is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

c. Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions.

d. Information. The Buyer and its advisors, if any, have been furnished with the opportunity to review the Transaction Documents (as defined herein), the SEC Documents (as defined herein) and all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its advisors, if any, or its representatives shall modify, amend or affect the Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Buyer acknowledges that the Company, its employees, agents and attorneys are not making any representations or warranties to the Buyer in making the Buyer’s investment decision with respect to the Securities to be issued on the Closing Date other than such representations and warranties set forth in the Transaction Documents, including as set forth in Section 3 below. The Buyer can bear the economic risk of a total loss of its investment in the Securities being offered and has such knowledge and experience in business and financial matters so as to enable it to understand the risks of and investment decision with respect to its investment in the Securities. The Buyer understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice.

2

e. No Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

f. Transfer or Resale. The Buyer understands that (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Buyer provides the Company with reasonable assurance that such Securities have been or can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (“Rule 144”); and (ii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities so long as the pledgee is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. As used in this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof or any other legal entity.

g. Authorization; Enforcement; Validity. The Buyer is a validly existing limited liability company and has the requisite limited liability company power and authority to purchase the Securities pursuant to this Agreement. This Agreement has been duly and validly authorized (as applicable), executed and delivered on behalf of the Buyer and isa a valid and binding agreement of the Buyer, enforceable against the Buyer in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity. The agreements entered into and documents executed by the Buyer in connection with the transactions contemplated hereby and thereby as of the Closing will have been duly and validly authorized (as applicable), executed and delivered on behalf of the Buyer as of the Closing, and will be valid and binding agreements of the Buyer enforceable against the Buyer in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity.

h. General Solicitation. The Buyer represents that to the knowledge of the Buyer, no Securities were offered or sold to it by means of any form of general solicitation, and the Buyer is not, to the Buyer’s knowledge, purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of the Buyer, any other general solicitation or general advertisement. The Buyer has not become interested in the offering of the Securities as a result of any registration statement of the Company filed with the SEC or any other securities agency or regulator.

i. Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, the Buyer has not, nor has any Person acting on behalf of or pursuant to any understanding with the Buyer, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that the Buyer first received knowledge of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Other than to other Persons party to this Agreement or to the Buyer’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, the Buyer has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future. “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the 1934 Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

3

j. Residency. The Buyer is a resident of that jurisdiction specified on its signature page hereto.

k. Prohibited Person. The Buyer is not owned or controlled by (i) a person who appears on the list of Specially Designated Nationals and Blocked Persons (“SDN List”) or any other list of persons of entities with whom dealings are restricted or prohibited by the United States or any other relevant jurisdiction; (ii) the government, including any political subdivision, agency, instrumentality of national thereof, or any country or territory against which the United States or any other relevant jurisdiction maintains economic sanctions or embargoes; (iii) a person acting or purporting to act, directly or indirectly, on behalf of, or a person owned or controlled by, any of the persons listed in clauses (i) and (ii) above; (iv) a person with whom dealings are prohibited or restricted on account of any economic sanctions laws or regulations of the United States or any other relevant jurisdiction.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants, as of the date of this Agreement and the Closing Date to the Buyer that:

a. Organization and Qualification. Set forth in Schedule 3.a is a true and correct list of the entities in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest, together with their respective jurisdictions of organization and the percentage of the outstanding capital stock or other equity interests of each such entity that is held by the Company or any of the Subsidiaries. Other than with respect to the entities listed on Schedule 3.a, the Company does not directly or indirectly own any security or beneficial ownership interest, in any other Person (including through joint venture or partnership agreements) or have any interest in any other Person. Each of the Company and the Subsidiaries is a corporation, limited liability company, partnership or other entity and is duly organized or formed and validly existing in good standing under the laws of the jurisdiction in which it is incorporated or otherwise organized and has the requisite corporate, partnership, limited liability company or other organizational power and authority to own its properties, and to carry on its business as now being conducted. The Company is duly qualified to do business and is in good standing in every jurisdiction in which its ownership of property, or the nature of the business conducted by the Company makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not be reasonably expected to have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, operations, results of operations or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or on the transactions contemplated hereby or on the agreements and instruments to be entered into in connection herewith (including the legality, validity or enforceability thereof), or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined in Section 3.b) or (ii) the Buyer’s rights and remedies under the Transaction Documents. Except as set forth in Schedule 3.a, the Company holds all right, title and interest in and to 100% of the capital stock, equity or similar interests of each of the Subsidiaries, in each case, free and clear of any Liens (as defined below), including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of free and clear ownership by a current holder, and no such Subsidiary owns capital stock or holds an equity or similar interest in any other Person. For purposes of this Agreement, “Lien” means, with respect to any asset, any mortgage, lien, pledge, hypothecation, charge, security interest, encumbrance or adverse claim of any kind or any restrictive covenant, condition, restriction or exception of any kind that has the practical effect of creating a mortgage, lien, pledge, hypothecation, charge, security interest, encumbrance or adverse claim of any kind; and “Subsidiary” means any entity in which the Company, directly or indirectly, owns any of the outstanding capital stock, equity or similar interests or voting power of such entity at the time of this Agreement or at any time hereafter, whether directly or through any other Subsidiary; provided that for purposes of the Company’s representations and warranties herein, “Subsidiary” shall not include G5.

b. Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under each of this Agreement, the Warrants and each of the other agreements to which it is a party or by which it is bound and which is entered into by the parties hereto in connection with the transactions contemplated hereby (collectively, the “Transaction Documents”), and to issue the Securities in accordance with the terms hereof and of the other Transaction Documents. The execution and delivery of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, including the issuance of the Common Shares and the Warrants and the reservation for issuance and the issuance of the Warrant Shares issuable upon exercise thereof, as applicable, have been duly authorized by the Board of Directors of the Company (the “Company Board”) and no further consent or authorization is required by the Company, the Company Board or the Company’s stockholders. None of the Company Board or the board of directors, board of managers or other governing body of the Subsidiaries has authorized or approved, or taken any action to authorize or approve, any transaction to pay, repay, redeem or refinance any indebtedness of the Company or any of the Subsidiaries prior to, substantially concurrent with, or following the Closing, other than the payment of trade payables in the ordinary course of business, consistent with past practices, and the repayment of indebtedness reflected on the Company’s most recent financial statements. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity. As of the Closing, the Transaction Documents dated after the date of this Agreement and on or prior to the date of the Closing shall have been duly executed and delivered by the Company and shall constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity.

4

a. Capitalization. The authorized capital stock of the Company consists of (i) 100,000,000 shares of common stock, $0.01 par value, of which (A) 94,500,000 have been designated as Class A Common Stock, 40,160,768 of which are outstanding as of the date of this Agreement, (B) 5,500,000 have been designated as Class E-1, Class E-2 or Class E-3 common stock (“Class E Common Stock” and, collectively with Class A Common Stock, “Common Stock”), none of which are outstanding as of the date of this Agreement, (C) 3,645,517 shares are reserved for issuance pursuant to the Company’s equity incentive and stock purchase plans, including 1,436,725 shares issuable pursuant to outstanding awards under such plans, and (D) 0 shares are issuable and reserved for issuance pursuant to securities issued or to be issued (other than the Preferred Shares, the Notes, the Warrants, the Placement Securities and the G5 Shares) and other than pursuant to the Company’s stock option, restricted stock and stock purchase plans) exercisable or exchangeable for, or convertible into, shares of Common Stock, and (ii) 5,000,000 shares of preferred stock, $0. 01 par value, of which (A) 250 have been designated as Series A Preferred Stock, none of which are outstanding as of the date of this Agreement, (B) 300 have been designated as Series B Preferred Stock, none of which are outstanding as of the date of this Agreement, (C) 500 have been designated as Series C Preferred Stock, none of which are outstanding as of the date of this Agreement, (D) 500,000 have been designated as Series D Preferred Stock, none of which are outstanding as of the date of this Agreement, and (E) 500 have been designated as Series F Preferred Stock, none of which are outstanding as of the date of this Agreement. All of such outstanding or issuable shares have been, or upon issuance will be, validly issued and are, or upon issuance will be, fully paid and nonassessable. Except with respect to the Series G Preferred, the Preferred Offering Warrants, the Preferred Offering Conversion Shares, the Preferred Offering Warrant Shares, the Note Conversion Shares, and the G5 Shares, or otherwise disclosed in Schedule 3.c, (A) no shares of the capital stock of the Company are subject to preemptive rights or any other similar rights or any Liens suffered or permitted by the Company; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, any shares of capital stock of the Company or any of the Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of the Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of the Subsidiaries, or options, warrants or scrip for rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of the Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of the Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (D) there are no outstanding securities or instruments of the Company or any of the Subsidiaries that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of the Subsidiaries is or may become bound to redeem a security of the Company and no other stockholder or similar agreement to which the Company or any of the Subsidiaries is a party; (E) there are no securities or instruments containing anti-dilution or similar provisions that will or may be triggered by the issuance of the Securities; and (F) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. If not available on the SEC’s Electronic Date, Gathering and Retrieval system (or successor thereto) (“EDGAR”), the Company has furnished to the Buyer true and correct copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date this representation is made (the “Certificate of Incorporation”), and the Company’s Second Amended and Restated Bylaws, as amended and as in effect on the date this representation is made (the “Bylaws”), and all documents and instruments containing the terms of all securities convertible into, or exercisable or exchangeable for, Common Stock, and the material rights of the holders thereof in respect thereto.

5

d. Issuance of Securities. The Common Shares are duly authorized and, upon issuance in accordance with the terms hereof, will be validly issued, fully paid and non-assessable, and will be free from all Liens with respect to the issuance thereof. The Warrants are duly authorized and, upon issuance in accordance with the terms hereof, (x) will be free from all taxes and Liens with respect to the issuance thereof and (ii) the holders thereof will be entitled to the rights set forth in the Warrants. At least 174,419 shares of Class A Common Stock (subject to adjustment pursuant to the Company’s covenant set forth in Section 4.f) have been duly authorized and reserved for issuance upon exercise of the Warrants. Upon exercise in accordance with the Warrants, the Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes and Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Class A Common Stock. Assuming the accuracy of the Buyer’s representations and warranties set forth in this Agreement, the issuance by the Company of the Securities is exempt from registration under the 1933 Act and applicable state securities laws.

e. No Conflicts.

(i) The execution and delivery of the Transaction Documents by the Company and, to the extent applicable, the Subsidiaries, the performance by such parties of their obligations thereunder and the consummation by such parties of the transactions contemplated hereby and thereby (including the reservation for issuance and issuance of the Warrant Shares) will not (A) result in a violation of the Certificate of Incorporation, or the Bylaws; (B) conflict with, or constitute a breach or default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a breach or default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or other remedy with respect to, any agreement, indenture or instrument to which the Company or any of the Subsidiaries is a party; or (C) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of the Subsidiaries or by which any property or asset of the Company or any of the Subsidiaries is bound or affected, except in the case of each of (B) and (C) above, as would not reasonably be expected to have a Material Adverse Effect. Except for the filings and listings contemplated by Section 4 (g) hereof, the filing of current reports on Form 8-K as contemplated by Section 4.i hereof, and as set forth on Schedule 3.e, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under, or otherwise consummate any of the transactions contemplated by, this Agreement, any of the other Transaction Documents in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations that the Company is or has been required to obtain as described in the preceding sentence have been obtained or effected on or prior to the date of this Agreement or shall be obtained or effected prior to the applicable due date thereafter, as provided by applicable law, this Agreement or otherwise.

(ii) The Company is not in violation of any term of its Certificate of Incorporation or Bylaws and neither the Company nor any of the Subsidiaries is in violation of any material term of and has not been in default under (or with the giving of notice or lapse of time or both would have been in violation of or default under) any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or any of the Subsidiaries, which violation or default would or would reasonably be expected to have a Material Adverse Effect. The business of the Company and the Subsidiaries has not been conducted in violation of any law, ordinance or regulation of any governmental entity, which violation would or would reasonably be expected to have a Material Adverse Effect.

6

f. SEC Documents; Financial Statements; Sarbanes-Oxley.

(i) Since June 30, 2023, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934 Act, as amended (the “1934 Act”) (all of the foregoing filed prior to the date this representation is made (including all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein) being hereinafter referred to as the “SEC Documents”). Each of the SEC Documents was filed with the SEC within the time frames prescribed by the SEC for the filing of such SEC Documents such that each filing was timely filed with the SEC or, pursuant to Rule 12b-25 under the 1934 Act, any untimely filing was deemed to be filed on the prescribed due date. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. None of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since the filing of the SEC Documents, no event has occurred that would require an amendment or supplement to any of the SEC Documents and as to which such an amendment has not been filed and made publicly available on the SEC’s EDGAR system. The Company has not received any written comments from the SEC staff that have not been resolved to the satisfaction of the SEC staff.

(ii) As of their respective dates, the consolidated financial statements of the Company and the Subsidiaries included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes) and fairly present in all material respects the consolidated financial position of the Company and the Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements for periods subsequent to June 30, 2024, to normal year-end audit adjustments). None of the Company, the Subsidiaries and their respective officers, directors and Affiliates or, to the Company’s Knowledge, any stockholder of the Company has, at the direction and on behalf of the Company, made any filing with the SEC (other than the SEC Documents), issued any press release or made, distributed, paid for or approved (or engaged any other Person to make or distribute) any other public statement, report, advertisement or communication relating to the Company or any of the Subsidiaries that contains any untrue statement of a material fact or omits any statement of material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading or has provided any other information to the Buyer, including information referred to in Section 2.d, that contains any untrue statement of a material fact or, with respect to written information, omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading. Except for the Transaction Documents and the Membership Interest Purchase Agreement and related documents, instruments and agreements executed or to be executed in connection with the G5 Acquisition, the Preferred Offering and the Debt Offering, the Company is not required to file and does not anticipated being required to file any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date this representation is made and to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound that has not been previously filed as an exhibit (including by way of incorporation by reference) to the Company’s reports filed or made with the SEC under the 1934 Act. The accounting firm that expressed its opinion with respect to the consolidated financial statements included in the Company’s most recently filed annual report on Form 10-K, and reviewed the consolidated financial statements included in the Company’s most recently filed quarterly report on Form 10-Q, was independent of the Company pursuant to the standards set forth in Rule 2-01 of Regulation S-X promulgated by the SEC and as required by the applicable rules and guidance from the Public Company Accounting Oversight Board (United States), and such firm was otherwise qualified to render such opinion under applicable law and the rules and regulations of the SEC. There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance-sheet entity that is required to be disclosed by the Company in its reports pursuant to the 1934 Act as of the date of this Agreement that has not been so disclosed in the SEC Documents.

(iii) The Company is in all material respects in compliance with applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder (collectively, “Sarbanes-Oxley”).

7

(iv) Since June 30, 2022, except as set forth on Schedule 3.f, neither the Company nor any of the Subsidiaries nor, to the Company’s Knowledge, any director, officer or employee, of the Company or any of the Subsidiaries, has received or otherwise obtained any material written or oral complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of the Subsidiaries or its internal accounting controls, including any complaint, allegation, assertion or claim that the Company or any of the Subsidiaries has engaged in illegal and/or improper accounting or auditing practices. No attorney representing the Company or any of the Subsidiaries, whether or not employed by the Company or any of the Subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of the Subsidiaries or any of their respective officers, directors, employees or agents to the Company Board or any committee thereof or to any director or officer of the Company pursuant to Section 307 of Sarbanes-Oxley, and the SEC’s rules and regulations promulgated thereunder. Since June 30, 2022, there have been no internal or SEC investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, principal financial officer, the Company Board or any committee thereof. The Company is not, and never has been, a “shell company” (as defined in Rule 12b-2 under the 1934 Act).

(v) As used in this Agreement, the “Company’s Knowledge” and similar language means, unless otherwise specified, the actual knowledge of Shmuel Rubin, Albert Miranda and Jason Messerschmidt, and the knowledge any such Person would be expected to have after reasonable due diligence inquiry.

g. Internal Accounting Controls; Disclosure Controls and Procedures. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liability is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences (“Internal Controls”). The Company has timely filed and made publicly available on the SEC’s EDGAR system no less than three (3) days prior to the date this representation is made, and all certifications and statements required by (A) Rule 13a-14 or Rule 15d-14 under the 1934 Act and (B) Section 906 of Sarbanes Oxley with respect to any SEC Documents. The Company maintains disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the 1934 Act; such controls and procedures are effective to ensure that the information required to be disclosed by the Company in the reports that it files with or submits to the SEC (X) is recorded, processed, summarized and reported accurately within the time periods specified in the SEC’s rules and forms and (Y) is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure. The Company maintains internal control over financial reporting required by Rule 13a-15 or Rule 15d-15 under the 1934 Act; such internal control over financial reporting is effective and does not contain any material weaknesses.

h. Absence of Certain Changes. Since June 30, 2024, there has been no Material Adverse Effect and no circumstances exist that could reasonably be expected to be, cause or have a Material Adverse Effect. The Company has not taken any steps, and the Company has no current plans to take any steps, to seek protection pursuant to any bankruptcy law nor, to the Company’s Knowledge, do any creditors of the Company intend to initiate involuntary bankruptcy proceedings nor, to the Company’s Knowledge, is there any fact that would reasonably lead a creditor to do so.

i. Absence of Litigation. Except as disclosed in Schedule 3.i (i) there is no current action, suit or proceeding, or, to the Company’s Knowledge, any inquiry or investigation before or by any court, public board or other Governmental Authority pending or, to the Company’s Knowledge, threatened against or affecting the Company, the Common Stock or any of the Subsidiaries, any Employee Benefit Plan (as defined below), or any of the Company’s or the Subsidiaries’ officers or directors in their capacities as such, and (ii) to the Company’s Knowledge, none of the directors or officers of the Company has been involved (as a plaintiff, defendant, witness or otherwise) in securities-related litigation during the past five years. None of the matters described in Schedule 3.i, has had or, if determined adversely to the Company or any Subsidiary, would reasonably expected to have, a Material Adverse Effect.

8

j. Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Company in connection with the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by the Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Buyer’s purchase of the Securities. The Company further represents to the Buyer that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

k. No Undisclosed Liabilities. Other than (i) the liabilities assumed or created pursuant to Transaction Documents, (ii) liabilities accrued for in the latest balance sheet included in the Company’s most recent periodic report (on Form 10-Q or Form 10-K) filed at least three (3) Business Days prior to the date this representation is made (the date of such balance sheet, the “Latest Balance Sheet Date”) and (iii) liabilities incurred in the ordinary course of business consistent with past practices since the Latest Balance Sheet Date, the Company and the Subsidiaries do not have any other material liabilities (whether fixed or unfixed, known or unknown, absolute or contingent, asserted or unasserted, choate or inchoate, liquidated or unliquidated, or secured or unsecured, and regardless of when any action, claim, suit or proceeding with respect thereto is instituted).

l. General Solicitation. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

m. No Integrated Offering. Except for the issuance of securities in connection with the Preferred Offering, the Debt Offering, and the G5 Acquisition, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions of any authority.

n. Employee Relations. Neither the Company nor any of the Subsidiaries is involved in any labor union dispute nor, to the Company’s Knowledge, is any such dispute threatened. Except as set forth on Schedule 3.n, none of the employees of the Company and the Subsidiaries is a member of a union that relates to such employee’s relationship with the Company or any of the Subsidiaries, neither the Company nor any of the Subsidiaries is a party to a collective bargaining agreement, and the Company and the Subsidiaries believe that their relations with their respective employees are good. No “executive officer” (as defined in Rule 3b-7 under the 1934 Act), nor any other Person whose termination would be required to be disclosed pursuant to Item 5.02 of Form 8-K, has notified the Company that such Person intends to leave the Company or otherwise terminate such Person’s employment with the Company. No such executive officer, to the Company’s Knowledge, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company and the Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not and would not be reasonably expected to result, individually or in the aggregate, in a Material Adverse Effect.

9

o. Employee Benefits. No “prohibited transaction” as defined under Section 406 of ERISA (as defined below) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), that is not exempt under ERISA Section 408 or Section 4975 of the Code, under any applicable regulations and published interpretations thereunder or under any applicable prohibited transaction, individual or class exemption issued by the Department of Labor, has occurred with respect to any Employee Benefit Plan (as defined below), (ii) at no time within the last seven (7) years has the Company or any ERISA Affiliate (as defined below) maintained, sponsored, participated in, contributed to or has or had any liability or obligation in respect of any Employee Benefit Plan subject to Section 302 of ERISA, Title IV of ERISA, or Section 412 of the Code or any “multiemployer plan” as defined in Section 3(37) of ERISA or any multiple employer plan for which the Company or any ERISA Affiliate has incurred or could incur liability under Section 4063 or 4064 of ERISA, (iii) no Employee Benefit Plan represents any current or future liability for retiree health, life insurance, or other retiree welfare benefits except as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or similar state law, (iv) each Employee Benefit Plan is and has been operated in compliance with its terms and all applicable laws, including but not limited to ERISA and the Code, except for such failures to comply that would not have a Material Adverse Effect, (v) no event has occurred (including a “reportable event” as such term is defined in Section 4043 of ERISA) and no condition exists that would subject the Company or any ERISA Affiliate to any tax, fine, lien, penalty or liability imposed by ERISA, the Code or other applicable law, except for any such tax, fine, lien, penalty or liability that would not, individually or in the aggregate, have a Material Adverse Effect, (vi) except as disclosed on Schedule 3.o, the Company does not maintain any Foreign Benefit Plan, (vii) the Company does not have any obligations under any collective bargaining agreement, (viii) no Employee Benefit Plan is subject to termination or modification, as a result of the transactions contemplated hereby or by the other Transaction Documents, (ix) no benefit will be distributed and no liability will be incurred, including any complete or partial withdrawal from or with respect to any “multiemployer plan” or other Employee Benefit Plan subject to Title IV of ERISA, as a result of the transactions contemplated hereby or by the other Transaction Documents, (x) no benefit or vesting under any Employee Benefit Plan will accelerate or increase as a result of the transactions contemplated hereby or by the other Transaction Documents, and (ix) all individuals working for the Company or any ERISA Affiliate are properly classified as employees or independent contractors. As used in this Agreement, “Employee Benefit Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA, and all stock purchase, stock option, stock-based severance, employment, change-in-control, medical, disability, fringe benefit, bonus, incentive, deferred compensation, employee loan and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA, under which (A) any current or former employee, director or independent contractor of the Company or any of the Subsidiaries has any present or future right to benefits and which are contributed to, sponsored by or maintained by the Company or any of the Subsidiaries or (B) the Company or any of the Subsidiaries has had or has any present or future obligation or liability on behalf of any such employee, director or independent contractor; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; “ERISA Affiliate” means any member of the Company’s controlled group as defined in Code Section 414 (b), (c), (m) or (o); and “Foreign Benefit Plan” means any Employee Benefit Plan mandated by a government other than the United States of America is subject to the laws or a jurisdiction outside of the United States.

p. Intellectual Property Rights.

(i) The Company and its Subsidiaries own or possess adequate rights or licenses to use all Intellectual Property (as defined below) necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted (“Company Intellectual Property”). Except as set forth on Schedule 3.p, none of the Company’s or its Subsidiaries’ rights with respect to Patents included within Company Intellectual Property are expected to expire, terminate or be abandoned, within three years from the date of this Agreement, in either case that are necessary or material to the conduct of the Company’s business as now conducted and as presently proposed to be conducted. Neither the Company nor any of its Subsidiaries (A) has infringed, misappropriated or otherwise violated the Intellectual Property rights of others or (B) breached or violated any contract, agreement or arrangement relating to Intellectual Property, except in each case, as would not reasonably be expected to have a Material Adverse Effect. There is no claim (including in connection with any offer to license), action or proceeding being made or brought, or to the Company’s Knowledge being threatened, (1) against the Company or any of its Subsidiaries regarding any Intellectual Property, including any claim of breach or violation of any contract, agreement or arrangement relating to Intellectual Property or (2) with respect to any registration or filing made by the Company or any of its Subsidiaries regarding any Intellectual Property. To the Company’s Knowledge, there are no facts or circumstances which might give rise to any of the foregoing infringements, misappropriation or violation, or claims, actions or proceedings. To the Company’s Knowledge, (x) no third party has infringed or otherwise violated any Intellectual Property owned by the Company or any of the Subsidiaries and (y) no third party has materially breached any contract, agreement or arrangement relating to Intellectual Property to which the Company or any of its Subsidiaries is a party. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of the Intellectual Property owned by them.

10

(ii) The software, hardware, networks, communications devices and facilities, and other technology and related services used by the Company and/or any of the Subsidiaries (collectively, the “Systems”) are reasonably sufficient for the operation of their respective businesses as currently conducted and for the reasonably anticipated needs of such businesses. The Company and the Subsidiaries have arranged for disaster recovery and back-up services sufficient to comply with any and all applicable Laws and adequate to meet its needs in the event the performance of any of the Systems or any material component thereof is temporarily or permanently impeded or degraded due to any natural disaster or other event outside the reasonable control of the Company or the Subsidiaries, as applicable. The Company and the Subsidiaries have established and maintain commercially reasonable measures to ensure that the Systems, and all software, information and data residing on its Systems or otherwise owned by, licensed, used or distributed by the Company or any of the Subsidiaries, are, to the Company’s Knowledge, free of any computer virus, Trojan horse, worm, time bomb, or similar code designed to disable, damage, degrade or disrupt the operation of, permit unauthorized access to, erase, destroy or modify any software, hardware, network or other technology (“Malicious Code”). Since June 30, 2023, no Malicious Code or error or defect has caused a material disruption, degradation or failure of any of the Systems or of the conduct of the businesses of the Company or any of the Subsidiaries, and, to the Company’s Knowledge, there has been no material unauthorized intrusion or breach of the security of any of the Systems.

(iii) For purposes of this Agreement, the term “Intellectual Property” means all intellectual property and industrial property rights and assets, and all rights, interests and protections that are associated with, similar to, or required for the exercise of, any of the foregoing, however arising, pursuant to the laws of any jurisdiction throughout the world, whether registered or unregistered, including any and all: (a) inventions (whether or not patentable, and whether or not reduced to practice) and all improvements thereto; (b) all patents (including all reissuances, divisionals, provisionals, continuations and continuations-in-part, re-examinations, renewals, substitutions and extensions thereof), patent applications and other patent rights (“Patents”); (c) trademarks, service marks, trade names, brand names, logos, trade dress, design rights and other similar designations of source, sponsorship, association or origin, together with all goodwill connected with the use of and symbolized by, and all registrations, registration applications and renewals in respect of, any of the foregoing; (d) Internet domain names, whether or not trademarks or service marks, registered in any top-level domain by any authorized private registrar or Governmental Authority, web addresses, web pages, websites and related content, accounts with Twitter, Facebook and other social media companies and the content found thereon and related thereto, and URLs; (e) works of authorship, expressions, designs and design registrations, whether or not copyrightable, including copyrights and moral rights, and all registrations, applications for registration and renewals with respect thereto; (f) trade secrets, discoveries, business and technical information, know-how, methodologies, strategies, processes, databases, data collections and other confidential and/or proprietary information and all rights therein; (g) software and firmware, including data files, source code, object code, application programming interfaces, routines, algorithms, architecture, files, records, schematics, computerized databases and other related specifications and documentation; (h) semiconductor chips and mask works; (i) other intellectual property rights; and (j) copies and tangible embodiments (in whatever form or medium) of the foregoing. For purposes of this Agreement, “Governmental Authority” means the government of the United States or any other nation, or any political subdivision thereof, whether state, provincial or local, or any agency (including any self-regulatory agency or organization), authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administration powers or functions of or pertaining to government (including any supranational bodies such as the European Union) over the Company or any of the Subsidiaries, or any of their respective properties, assets or undertakings.

q. Environmental Laws. Each of the Company and the Subsidiaries (i) has complied in all material respects with all Environmental Laws (as defined below), (ii) has received all material permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business, (iii) has complied with all terms and conditions of any such permit, license or approval, and to the Company’s Knowledge, there are no events, conditions, or circumstances reasonably likely to result in liability of the Company or any of the Subsidiaries pursuant to Environmental Laws that would or would reasonably be expected to have a Material Adverse Effect. None of the Company or the Subsidiaries has received any notice of any noncompliance with any Environmental Laws or the terms and conditions of any permit, license or approval required under applicable Environmental Laws to conduct the Company’s and the Subsidiaries’ respective businesses. The term “Environmental Laws” means all federal, state, local or foreign laws relating to any matter arising out of or relating to public health and safety, or pollution or protection of the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or workplace, including any of the foregoing relating to the presence, use, production, generation, handling, transport, treatment, storage, disposal, distribution, discharge, emission, release, threatened release, control or cleanup of any Hazardous Materials, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. §9601 et seq., as amended (“CERCLA”), the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. §6901, et seq., the Clean Air Act, 42 U.S.C. §7401, et seq., as amended, the Federal Water Pollution Control Act, 33 U.S.C. §1251, et seq., as amended, the Oil Pollution Act of 1990, 33 U.S.C. §2701, et seq., and the Toxic Substances Control Act, 15 U.S.C. §2601, et seq.; “Hazardous Materials” means any hazardous, toxic or dangerous substance, materials and wastes, including hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials, or wastes and including any other substances, materials or wastes that are or become regulated under any Environmental Law (including any that are or become classified as hazardous or toxic under any Environmental Law).

11

r. Personal Property. Except as described on Schedule 3.r, the Company and the Subsidiaries have good and valid title to all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens for the payment of federal, state or other Taxes, for which appropriate reserves have been made therefor in accordance with GAAP.

s. Real Property. None of the Company or any of the Subsidiaries owns any real property. All of the Real Property Leases (as defined below) are valid and in full force and effect and are enforceable against all parties thereto. Neither the Company nor any of the Subsidiaries nor, to the Company’s Knowledge, any other party thereto is in default in any material respect under any of the Real Property Leases and no event has occurred which with the giving of notice or the passage of time or both could constitute a default under, or otherwise give any party the right to terminate, any of such Real Property Leases, or could materially adversely affect the Company’s or any of the Subsidiaries’ interest in and title to the Real Property subject to any of such Real Property Leases. No Real Property Lease is subject to termination, modification or acceleration as a result of the transactions contemplated hereby or by the other Transaction Documents. For purposes hereof, “Real Property Lease” means each lease for Real Property, except easements, rights of way, access agreements, surface damage agreements, surface use agreements or similar agreements that pertain to Real Property; and “Real Property” means all the real property, facilities and fixtures that are leased or, in the case of fixtures, otherwise owned or possessed by the Company or the Subsidiaries.

t. Insurance. The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any of the Subsidiaries have been refused any insurance coverage sought or applied for, and, to the Company’s Knowledge, the Company and the Subsidiaries will be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not be reasonably expected to have a Material Adverse Effect.

u. Regulatory Permits and Other Regulatory Matters.

(i) Permits. The Company and the Subsidiaries possess all material certificates, authorizations, approvals, licenses and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their business as presently conducted (“Permits”), including all Permits required by any Governmental Authority engaged in the regulation of the business of the Company and the Subsidiaries (each, a “Regulatory Agency”), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Permit. To the Company’s Knowledge, there are no facts or circumstances that could reasonably lead to any of them not being able to obtain necessary Permits as and when necessary to enable the Company and the Subsidiaries to conduct its business.

12

(ii) Other Regulatory Matters. As to each product of the Company or any Subsidiary subject to the jurisdiction of any Regulatory Agency that is manufactured, packaged, distributed, sold, and/or marketed by the Company or any of the Subsidiaries, such product has been, and is being, manufactured, packaged, distributed, sold and/or marketed by the Company in compliance in all material respects with all applicable requirements imposed or promulgated by each Regulatory Agency. There is no pending, completed or, to the Company’s Knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of the Subsidiaries, and none of the Company or any of the Subsidiaries has received any notice, warning letter or other communication from any Regulatory Agency, which (A) contests the licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, or the sale of, any products of the Company or the Subsidiaries, (B) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any such product, (C) enjoins production at any facility of the Company or any of the Subsidiaries, (D) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of the Subsidiaries, or (E) otherwise alleges any violation of any laws, rules or regulations by the Company or any of the Subsidiaries. The respective properties, business and operations of the Company and the Subsidiaries have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of applicable Regulatory Agencies. The Company has not been informed by any Regulatory Agency that it will prohibit the marketing, sale, license or use in the United States or any other jurisdiction of any product proposed to be developed, produced or marketed by the Company nor has any Regulatory Agency expressed any concern as to approving any product being developed or proposed to be developed by the Company or any Subsidiary.

v. Listing. The Company is not in violation of any of the rules, regulations or requirements of the Principal Market, and, to the Company’s Knowledge, there are no facts or circumstances that could reasonably lead to suspension or termination of trading of the Class A Common Stock on the Principal Market. Except as set forth on Schedule 3.v, since June 30, 2023, (i) the Class A Common Stock has been listed on the Principal Market, (ii) trading in the Class A Common Stock has not been suspended or deregistered by the SEC or the Principal Market, and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or termination of trading of the Class A Common Stock on the Principal Market. For purposes of this Agreement, “Principal Market” means the Nasdaq Capital Market, or if the Class A Common Stock becomes listed on any other National Exchange, then from and after such date, such National Exchange; and “National Exchange” means any of the NYSE MKT, The New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market (or a successor to any of the foregoing). The Class A Common Stock is eligible for clearing through The Depository Trust Company (the “DTC”), through its Deposit/Withdrawal At Custodian (DWAC) system, and the Company is eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Class A Common Stock. The Class A Common Stock is not, and has not been at any time prior to the Closing Date, subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of shares of Class A Common Stock through DTC.

w. Tax Status. Except as set forth in Schedule 3.w or for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect each of the Company and the Subsidiaries (i) has timely filed all material foreign, federal and state income, franchise and all other material Tax Returns required by any jurisdiction to which it is subject under applicable law, (ii) has paid all Taxes that are material in amount and required to be paid under applicable law, except those for which the Company has made reserves in the consolidated financial statements of the Company and the Subsidiaries that are adequate in accordance with GAAP, and (iii) has established in the consolidated financial statements of the Company and the Subsidiaries reserves that are reasonable adequate in accordance with GAAP for the payment of all material Tax liabilities that are due and owing as of the date this representation is made. There are no unpaid Taxes in any material amount claimed in writing received by the Company or any of its Subsidiaries to be due by the taxing authority of any jurisdiction, and to the Company’s Knowledge, there is no basis for any such claim. Each of the Company and the Subsidiaries has timely withheld and paid all material Taxes (including sales Taxes) required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, stockholder or third party. Neither the Company nor any of the Subsidiaries is or has been a U.S. real property holding corporation (as defined in Treasury Regulation Section 1.897-2(b)) under the Code (“USRPHC”) during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. No deficiency for any income, franchise or other material amount of Tax relating to the Company or any of the Subsidiaries has been asserted or assessed by any taxing authority in writing, except for the deficiencies which have been satisfied by payment, settled or withdrawn or which are being contested in good faith and for which reserves adequate in accordance with GAAP have been established in the consolidated financial statements of the Company and the Subsidiaries. None of the Company or any of the Subsidiaries has entered into a “listed transaction” (as defined in Treasury Regulation Section 1.6011-4(b)(2)) that has given rise to a disclosure obligation under Section 6011 of the Code and the Treasury Regulations promulgated thereunder and that has not been disclosed in the relevant Tax Return. ”Taxes” means all taxes, charges, fees, levies or other like assessments provided each such charge, fee, levy or other like assessment are in the nature of a tax, including United States federal, state, local, foreign and other net income, gross income, gross receipts, social security, estimated, sales, use, ad valorem, franchise, profits, net worth, alternative or add-on minimum, capital gains, license, withholding, payroll, employment, unemployment, social security, excise, property, and transfer taxes, whether computed on a separate, consolidated, unitary, combined or any other basis together with any interest and any penalties, additions to tax, estimated taxes or additional amounts with respect thereto, and including any liability for taxes as a result of being a member of a consolidated, combined, unitary or affiliated group; and “Tax Returns” means all returns, declarations, reports, statements, schedules, notices, forms or other documents or information required to be filed with a taxing authority in respect of the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of any legal requirement relating to any Tax.

13

x. Transactions With Affiliates. Except as set forth in Schedule 3.x, none of the Company’s or any of the Subsidiaries’ respective officers or directors, Persons who were officers or directors of the Company or any Subsidiary at any time during the previous two years, stockholders, or affiliates of the Company or any of the Subsidiaries, or any individual related by blood, marriage or adoption to any such individual (each a “Related Party”), nor any Affiliate of any Related Party, is presently, or has been within the past two years, a party to any transaction, contract, agreement, instrument, commitment, understanding or other arrangement or relationship with the Company or any of the Subsidiaries (other than directly for services as an employee, officer and/or director), whether for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments or consideration to or from any such Related Party. Except as set forth in Schedule 3.x, no current officer or director of the Company or any Subsidiary or, to the Company’s Knowledge, any Related Party of the Company or any of the Subsidiaries or any of their respective Affiliates, has any direct or indirect ownership interest in any Person (other than ownership of less than 1% of the outstanding common stock of a publicly traded corporation) in which the Company or any of the Subsidiaries has any direct or indirect ownership interest or has a business relationship or with which the Company or any of the Subsidiaries competes. ”Affiliate” for purposes hereof means, with respect to any Person, another Person that, (i) is a director, officer, manager, managing member, general partner or five percent or greater owner of equity interests in such Person, or (ii) directly or indirectly, (1) has a common ownership with that Person, (2) controls that Person, (3) is controlled by that Person or (4) shares common control with that Person. ”Control” or “controls” for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another Person.

y. Application of Takeover Protections. The Company and the Company Board have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the State of Delaware that is or could become applicable to the Buyer as a result of the transactions contemplated by this Agreement, including the Company’s issuance of the Securities and the Buyer’s ownership of the Securities.

z. Rights Agreement. The Company has not adopted a stockholder rights plan (or “poison pill”) or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company which has not been terminated or expired in accordance with its terms.

aa. Foreign Corrupt Practices and Certain Other Federal Regulations.

(i) Neither the Company nor any of the Subsidiaries, nor to the Company’s Knowledge, any director, officer, agent, employee or other Person acting on behalf of the Company or any of the Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of the Subsidiaries, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

14

(ii) The Company and each Subsidiary is in compliance in all material respects with all applicable U.S. economic sanctions laws, all executive orders and implementing regulations (“Sanctions”) as administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) and the U.S. State Department. None of the Company or any of the Subsidiaries (A) is a Person on the SDN List, (B) is a person who is otherwise the target of U.S. economic sanctions laws such that a U.S. person cannot deal or otherwise engage in business transactions with such person, (C) is a Person organized or resident in a country or territory subject to comprehensive Sanctions (a “Sanctioned Country”), or (D) is owned or controlled by (including by virtue of such Person being a director or owning voting shares or interests), or acts, directly or indirectly, for or on behalf of, any Person on the SDN List or a government of a Sanctioned Country such that the entry into, or performance under, this Agreement, any other Transaction Documents would be prohibited by applicable U.S. law.

(iii) The Company and each Subsidiary are in compliance with all laws related to terrorism or money laundering including: (A) all applicable requirements of the Currency and Foreign Transactions Reporting Act of 1970 (31 U.S.C. 5311 et. seq. (the Bank Secrecy Act)), as amended by Title III of the Patriot Act, (B) the Trading with the Enemy Act, (C) that certain Executive Order No. 13224 of September 23, 2001, entitled Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or any other enabling legislation, executive order or regulations issued pursuant or relating thereto, and (D) other applicable federal or state laws relating to “know your customer” or anti-money laundering rules and regulations. No action, suit or other proceeding by or before any court or Governmental Authority with respect to compliance with such anti-money laundering laws is pending or threatened to the knowledge of the Company and each Subsidiary.

(iv) The Company and each of its Subsidiaries are in compliance with all applicable laws and regulations governing the import, export, reexport, release, brokering, or transfer of goods, software, technology, technical data, and services, including, without limitation, the U.S. export control laws and regulations administered and enforced by the U.S. Departments of Commerce and State and the import and customs laws administered and enforced by the U.S. Departments of Homeland Security, Commerce, and U.S. Customs and Border Protection, or an appropriate foreign authority, including, without limitation, the Export Control Reform Act, the Export Administration Regulations, the Arms Export Control Act, the International Traffic in Arms Regulations, the International Emergency Economic Powers Act, the Trading with the Enemy Act, the U.S. Customs laws and regulations, OFAC, or other applicable law regulating the development, commercialization or export of technology.

bb. No Other Agreements. The Company has not, directly or indirectly, made any agreements with the Buyer relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

cc. Investment Company. The Company is not, and upon the Closing will not be, an “investment company,” a company controlled by an “investment company,” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

dd. No Disqualification Events. None of the Company, any of its predecessors, any director, executive officer, other officer of the Company participating in the offering contemplated hereby or, to the Company’s Knowledge, (i) any beneficial owner (as that term is defined in Rule 13d-3 under the 1934 Act) of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, (ii) any “promoter” (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of the Closing, or (iii) any placement agent or dealer participating in the offering of the Securities and any of such agents’ or dealer’s directors, executive officers, other officers participating in the offering of the Securities (each, a “Covered Person” and, together, “Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”). The Company has exercised reasonable care to determine (A) the identity of each person that is an Covered Person; and (B) whether any Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e). With respect to each Covered Person, the Company has established procedures reasonably designed to ensure that the Company receives notice from each such Covered Person of (I) any Disqualification Event relating to that Covered Person, and (II) any event that would, with the passage of time, become a Disqualification Event relating to that Covered Person; in each case occurring up to and including the Closing Date. The Company is not for any other reason disqualified from reliance upon Rule 506 of Regulation D for purposes of the offer and sale of the Securities.

15

ee. Acknowledgement Regarding Buyer’s Trading Activity. It is understood and acknowledged by the Company that except as expressly set forth in this Agreement or any other agreement executed by the Buyer with or in favor of the Company, the Buyer has not been asked to agree, nor has the Buyer agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; and the Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Company further understands and acknowledges that (i) the Buyer may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, and (ii) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that, except as otherwise set forth in this Agreement, any such hedging and/or trading activities do not constitute a breach of this Agreement or any of the other Transaction Documents or affect the rights of the Buyer under this Agreement, any other Transaction Document.

ff. Manipulation of Prices; Securities. Except as set forth on Schedule 3.ff,

(i) None of the Company or the Subsidiaries, or any of their respective officers, directors or Affiliates and, to the Company’s Knowledge, no one acting on any such Person’s behalf has, (A) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any Subsidiary to facilitate the sale or resale of any of the Securities, (B) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (C) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any Subsidiary.

(ii) Since June 30, 2024, no executive officer (as defined pursuant to Section 16 of the 1934 Act), director or Affiliate of the Company or any of the Subsidiaries, any Affiliate of any of the foregoing, or anyone acting on their behalf, has sold, bid, purchased or traded in the Common Stock or any other security of the Company.

gg. Disclosure. The Company understands and confirms that the Buyer will rely on the foregoing representations in effecting transactions in securities of the Company. Taken as a whole, all disclosure provided to the Buyer regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or with respect to written information omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

4. COVENANTS.

a. Reasonable Best Efforts. Each party shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

b. Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing (unless available on EDGAR). The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Buyer at the Closing occurring on the Closing Date pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

c. Reporting Status. From the date of this Agreement until the later of (i) the first date on which no Common Shares or Warrants remain outstanding, and (ii) the first date on which the Buyer no longer owns any Securities (the period ending on such latest date, the “Reporting Period”), the Company shall timely (provided, however, that the Company shall be afforded the benefit of any extension pursuant to Rule 12b-25 of the 1934 Act) file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate the registration of the Class A Common Stock under the 1934 Act or otherwise terminate its status as an issuer required to file reports under the 1934 Act, even if the securities laws would otherwise permit any such termination.

16

d. Use of Proceeds. The Company will use the proceeds from the sale of the Common Shares and Warrants to fund a portion of its cash purchase price obligations in connection with the G5 Acquisition, repayment of indebtedness, and for working capital and other general corporate purposes.

e. Internal Accounting Controls. During the Reporting Period, the Company shall, and shall cause each of the Subsidiaries to (i) at all times keep books, records and accounts with respect to all of such Person’s business activities, in accordance with sound accounting practices and GAAP consistently applied, (ii) maintain a system of Internal Controls, (iii) maintain disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the 1934 Act, (iv) cause such disclosure controls and procedures to be effective at all times to ensure that the information required to be disclosed by the Company in the reports that it files with or submits to the SEC (I) is recorded, processed, summarized and reported accurately within the time periods specified in the SEC’s rules and forms and (II) is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure, (v) maintain internal control over financial reporting required by Rule 13a-14 or Rule 15d-14 under the 1934 Act, and (vi) use its reasonable best efforts to cause such internal control over financial reporting to be effective at all times and not contain any material weaknesses.

f. Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the number of shares of Class A Common Stock needed to provide for issuance of the Warrant Shares upon exercise of all outstanding Warrants (without regard to any limitations or restrictions on exercise thereof).

g. Listing. The Company shall take all actions necessary to remain eligible for listing of its securities on the Principal Market. The Company shall use its commercially reasonable efforts to maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents; provided, that, in no event shall the Company take any action that would reasonably be expected to adversely impact the Company’s ability to perform its obligations under this Agreement, the other Transaction Documents. The Company shall not take any action that would reasonably be expected to result in the delisting or suspension of the Class A Common Stock from the Principal Market or any other National Exchange on which the Company’s securities are listed (provided that nothing shall prohibit the Company from transferring its listing to another National Exchange). The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4.g. At all times during the Reporting Period, (i) the Class A Common Stock shall be eligible for clearing through DTC, through its Deposit/Withdrawal At Custodian (DWAC) system, (ii) the Company shall be eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Class A Common Stock, and (iii) the Company shall use its reasonable best efforts to cause the Class A Common Stock to not at any time be subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of shares of Class A Common Stock through DTC or, in the event the Class A Common Stock becomes subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, the Company shall use its reasonable best efforts to cause any such “chill,” “freeze” or similar restriction to be removed at the earliest possible time.

h. Transfer Taxes. The Company shall be responsible for any liability with respect to any transfer, stamp or similar non-income Taxes, if any, that may be payable in connection with the execution, delivery and performance of this Agreement or the other Transaction Documents, including any such Taxes with respect to the issuance of the Common Shares, the Warrants or the Warrant Shares.

i. Short Sales. During the period beginning on the Closing Date and ending on the two (2) year anniversary of the Closing Date, the Buyer shall not engage in any transaction that would constitute a Short Sale without the prior written consent of the Company.

17

5. LEGENDS.

(i) The Buyer understands that, subject to Section 5.c(ii) below, the certificates or other instruments representing the Securities, except as set forth below, shall bear a restrictive legend in substantially the following form:

 THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) AN OPINION OF COUNSEL TO THE HOLDER IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

6. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL. The obligation of the Company to issue and sell the Common Shares and the Warrants to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions; provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with prior written notice thereof:

a. The Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

b. The Buyer shall have delivered to the Company the Purchase Price for the Common Shares and the Warrants being purchased by the Buyer at the Closing.

c. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such date), and the Buyer shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

d. The Company will have closed the Preferred Offering and the related Debt Offering resulting in aggregate gross proceeds to the Company of not less than $28 million or such closings will occur simultaneously with the Closing.

e. The Company will have closed the G5 Acquisition or such closing will occur simultaneously with the Closing.

7. CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE. The obligation of the Buyer hereunder to purchase the Common Shares and the Warrants from the Company at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived only by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

a. The Company shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Buyer.

18

b. The representations and warranties of the Company and the Subsidiaries shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such date) and the Company and the Subsidiaries shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company and the Subsidiaries at or prior to the Closing Date. The Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer.

c. The Company shall have executed and delivered to the Buyer the Common Stock Certificates and the Warrants (in such denominations as the Buyer shall request) for the Common Shares and the Warrants being purchased by the Buyer at the Closing.

d. The Company Board shall have adopted, and not rescinded or otherwise amended or modified, resolutions approving the transactions contemplated by this Agreement (the “Resolutions”).

e. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Class A Common Stock, solely for the purpose of effecting the exercise of the Warrants, at least 170,697 shares of Class A Common Stock (such number to be adjusted for any stock splits, stock dividends, stock combinations or other similar transactions involving the Class A Common Stock that are effective at any time after the date of this Agreement).

f. None of the Company Board or the board of directors, board of managers or other governing body of the Subsidiaries shall have authorized or approved, or taken any action to authorize or approve, and none of the Company or any of the Subsidiaries shall have consummated (or entered into any agreement or arrangement with respect to) (i) any transaction to pay, repay, redeem or refinance any indebtedness of the Company or any of the Subsidiaries, other than the payment of trade payables in the ordinary course of business, consistent with past practices, or (ii) any financing transaction (whether through the issuance of equity or debt securities or otherwise), in each case (A) to occur at any time on or after the date of this Agreement, or (B) that has not been previously publicly disclosed.

g. The Company shall have delivered to the Buyer a certificate evidencing the incorporation or organization and good standing of the Company and each domestic Subsidiary in such entity’s state or other jurisdiction of incorporation or organization issued by the Secretary of State (or other applicable authority) of such state or jurisdiction of incorporation or organization as of a date within five (5) Business Days of the Closing Date.

h. The Company shall have delivered to the Buyer a secretary’s certificate, dated as of the Closing Date, certifying as to (A) the Resolutions, (B) the Certificate of Incorporation, certified as of a date within five (5) Business Days of the Closing Date, by the Secretary of State of the State of Delaware, and (C) the Bylaws.

i. The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

8. GOVERNING LAW; MISCELLANEOUS.

a. Governing Law; Jurisdiction; No Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware and any state appellate court therefrom sitting in New Castle County in the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

19

b. Counterparts; Execution. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party. A PDF or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by e-mail, DocuSign or other electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. The parties hereto hereby agree that no party shall raise the execution of PDF, DocuSign or other reproduction of this Agreement, or the fact that any signature or document was transmitted or communicated by e-mail or other electronic transmission device, as a defense to the formation of this Agreement.

c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

e. Entire Agreement; Amendments; Waivers. This Agreement supersedes all other prior oral or written agreements among the Buyer, the Company and the Subsidiaries, their Affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties hereto with respect to the matters covered herein and therein. No provision of this Agreement may be waived, modified, supplemented or amended other than by an instrument in writing signed by the Company and the holders of at least a majority of the then-outstanding Common Shares, or if prior to the Closing, by the Buyer. Any such amendment shall bind all holders of the Common Shares and the Warrants. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Common Shares or Warrants then outstanding. No failure or delay on the part of a party in either exercising or enforcing any right under this Agreement shall operate as a waiver of, or impair, any such right. No single or partial exercise or enforcement of any such right shall preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right. No waiver of any such right shall be deemed a waiver of any other right. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification or supplement of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties hereto or to the other Transaction Documents or holders of the Common Shares or Warrants, as the case may be.

f. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by email (and confirmed by another method permitted under this Section 8.f); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and email addresses for such communications shall be:

20

If to the Company:

LightPath Technologies, Inc.
2603 Challenger Tech Court, Suite 100
Orlando, FL 32826
Email: [●]
Attention: Shmuel Rubin, Chief Executive Officer

With copy to:

Baker & Hostetler LLP
200 South Orange Avenue, Suite 2300 Orlando, FL 32801
Email: [●]
Attention: Jeffrey Decker, Esq.

If to Buyer:

Lytton-Kambara Foundation

467 Central Park West, 17-A

New York, NY 10025

Email: [●]

Attention: Laurence Lytton, President

or, in the case of the Buyer or any other party named above, at such other address and/or email address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party ten (10) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) generated by return receipt of an email or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by email or deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Buyer may not assign this Agreement or any of its rights or obligations hereunder without the Company’s consent until after the Closing at which time the Buyer may assign some or all of its rights hereunder without the consent of the Company; provided, however, that any such assignment shall not release the Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained in the Transaction Documents, the Buyer shall be entitled to pledge the Securities in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities.

h. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Section 8, each Indemnitee, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

i. Survival. Unless this Agreement is terminated under Section 8.k, the representations and warranties of the Company and the Buyer contained in Sections 2 and 3, and the agreements and covenants set forth in Section 4 and this Section 8, shall survive the Closing.

j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k. Termination. In the event that the Closing shall not have occurred on or before the sixth (6th) Business Day following the date of this Agreement due to the Company’s or the Buyer’s failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

l. Placement Agent. The Company represents and warrants to the Buyer that except for the engagement of Craig-Hallum Capital Group LLC (“Craig-Hallum”), it has not engaged a placement agent, broker or financial advisor in connection with the transactions contemplated hereby and except for fees payable to Craig-Hallum, there are no fees, commissions or expenses payable to any broker, finder or agent relating to or arising out of the transactions contemplated hereby. The Company shall be responsible for the payment of any placement agent’s fees or broker’s commissions relating to or arising out of the transactions contemplated hereby, including those payable to Craig-Hallum. The Company shall pay, and hold the Buyer harmless against, any liability, loss or expense (including attorneys’ fees and out-of-pocket expenses) arising in connection with any claim for any such payment.

21

m. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties thereto express their mutual intent, and no rules of strict construction will be applied against any party.

n. Remedies. The parties hereto agree that (i) irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and (ii) money damages or other legal remedies may be an adequate remedy for any such harm. The Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies that the Buyer and holders have been granted at any time under any other agreement or contract and all of the rights that the Buyer and holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to seek to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

o. Payment Set Aside. To the extent that the Company or any of the Subsidiaries makes a payment or payments to the Buyer hereunder or under any of the other Transaction Documents or the Buyer enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company or such Subsidiary, by a trustee, receiver or any other Person under any law (including any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

p. Interpretative Matters. Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (ii) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Agreement shall be by way of example rather than limitation, and (v) the word “or” shall not be exclusive. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement, any of the other Transaction Documents in connection with the transactions contemplated hereby or thereby shall be deemed to be representations and warranties by the Company, as if made by the Company pursuant to Section 3 hereof, as of the date of such certificate or instrument (including for purposes of Section 7 hereof).

* * * * * *

22

IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

LIGHTPATH TECHNOLOGIES, INC.

By:	/s/ Shmuel Rubin
Shmuel Rubin, Chief Executive Officer

BUYER:

LYTTON-KAMBARA FOUNDATION

By:	/s/ Laurence Lytton
Name:	Laurence Lytton
Title:	President

23

Exhibit A

FORM OF WARRANT

See attached.

24